UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2007

                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

         California                     0-11113                   95-3673456
(State or other jurisdiction          (Commission              (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


 1021 Anacapa Street, Santa Barbara, CA                              93101
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2007, the Board of Directors (the "Board") of Pacific Capital Bancorp (the "Company") approved a new compensation package for non-employee directors, including the non-employee Chairman of the Board, to be effective as of July 1, 2007. On July 23, 2007, the Board also approved a recommendation by the Governance & Nominating Committee to restructure the Refund Anticipation Loan Committee as a formal committee of Pacific Capital Bank, N.A., a subsidiary of the Company.

A summary of the Board's decisions with regard to the new compensation package are as follows:

     o Retained the $30,000 annual board retainer fee and implemented a $2,000 per meeting attendance fee for quarterly board meetings and the annual fall Board Forum retreat. Non-employee directors are not compensated for special board meetings held during the year unless preparation time is similar to the quarterly meetings.
     o Eliminated the annual committee member retainer fee and implemented a $1,000 per meeting committee attendance fee.
     o Increased the annual Compensation Committee Chair retainer fee to $12,000;
     o Increased the annual retainer fee for the Chairman of the Board to $160,000 and;
     o    Increased the annual equity award component value to $45,000;

In recognition of special committee assignments and work performed by certain non-employee directors related to the selection and appointment of a new CEO for the Company, the Board also approved a special one-time payment to non-employee directors who served on the following special committees:

     o    Special Governance Committee: $3,000;
     o    Special Compensation Committee: $4,000;
     o Special CEO Search Committee: $25,000 (50% paid in cash and 50% in equity valued as of the Company's closing stock price on September 19, 2007 or 466 restricted shares)

The Chairman of the Board also received a one-time bonus payment of $180,000 (50% paid in cash and 50% in equity valued as of the Company's closing stock price on September 19, 2007 or 3,360 restricted shares) to reflect his significant level of involvement during the search for a new CEO candidate.

The complete summary of the non-employee director compensation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.      Description
-----------      -----------

   99.1          Summary of Non-Employee Director Compensation

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       PACIFIC CAPITAL BANCORP

Date: September 25, 2007                               /s/ Carol M. Zepke
                                                       -------------------------
                                                       Carol M. Zepke
                                                       Senior Vice President And
                                                       Corporate Secretary